EXHIBIT 10.18


                              SEPARATION AGREEMENT

         This Separation Agreement (this "Agreement") is dated as of February 1, 1999, and is entered into between SOLON KANDEL, with an address at 592 Ashwood Road, Springfield, New Jersey 07081, ("Kandel") and IDF International, Inc., a New York Corporation, Hayden-Wegman, Inc., a New York Corporation, and TechStar Communications, Inc., a Delaware Corporation, all with offices located at 330 West 42nd Street, New York, New York 10036 (IDF International, Inc. being referred to as the "Company" and together with Hayden-Wegman, Inc. and TechStar Communications Inc., jointly and severally, the "Companies").

         1. Termination of Employment and Employment Agreement. On August 25, 1997, Kandel and IDF International, Inc. entered into an employment agreement (the "Employment Agreement"). Kandel and the Company hereby agree and acknowledge that Kandel's employment with the Company pursuant to the Employment Agreement shall terminate effective as of February 1, 1999 (the "Effective Date"). Except as otherwise expressly set forth herein, the parties hereto agree that the rights and obligations of Kandel and the Company arising under the Employment Agreement shall terminate and be of no further force and effect as of the Effective Date, it being agreed upon that the benefits hereunder are a material inducement to Kandel entering into this Separation Agreement.

         2. Release. In consideration of the benefits set forth in Section 3 below, the release described in Section 4 and other accommodations made to Kandel, Kandel hereby releases, waives, discharges and gives up any and all rights which Kandel may have against the Companies and those officers, directors and/or shareholders who are signatories hereto, arising out of (a) Kandel's employment with the Companies, or any position held by him, including his position as an officer and director of the Companies, or termination therefrom or the circumstances related thereto or (b) by reason of any other manner, cause or thing whatsoever to the date of Kandel's execution and delivery of this Agreement, except to the extent the rights or obligations continue pursuant to this Agreement. Nothing in this Agreement shall preclude Kandel from exercising his rights with respect to Kandel's vested stock options in the Company issued to Kandel during the course of his employment, as more fully described in
Section 6 below. Notwithstanding this release, any and all indemnifications to which Kandel is entitled pursuant to the Employment Agreement, or an Indemnity Agreement between the parties hereto dated January 23, 1998, or pursuant to the Certificates of Incorporation, By-Laws, resolutions, or currently existing corporate practices, or any other corporate policy or agreement or undertaking of any of the Companies, shall remain in full force and effect and shall survive the termination of the Employment Agreement and/or this Separation Agreement, and in all events Kandel shall be entitled to all benefits and rights thereunder.

         3. Benefits. As consideration for entering into this Agreement, Kandel shall receive, or have the use of, as the case may be:

         A. Commencing on the Effective Date and continuing until the earlier of
(a) March 31, 1999 or (b) Kandel's securing and commencing full time employment of his choosing, Kandel shall be paid by the Companies in the normal course of business at the rate of $150,000 per annum;

         B. The Companies' leased Infiniti Q45 automobile, which is currently used by Kandel, for Kandel's exclusive use. Until lease expiration, the Companies shall continue to make all monthly lease payments and shall continue to be responsible to pay for insurance and any and all costs and expenses of returning the vehicle at the end of the lease, provided however, that Kandel shall endeavor, in good faith, to have the lease obligations assumed by a successor full time employer, if any, and shall utilize his reasonable efforts to keep the automobile in good condition and repair, reasonable wear and tear excepted; and

         C. In connection with this Agreement, the Companies shall make their and Kandel's COBRA premium payments for a period equal to the earlier of one year or Kandel's securing and commencing full time employment of his choosing.

         4. Release by Companies. As additional consideration for entering into this Agreement, the Companies and each of their officers, directors and/or shareholders who are signatories hereto, hereby release, waive, discharge and give up any and all rights which any or all them may have against Kandel arising out of (a) Kandel's employment with the Companies or any position held by him, including his position as an officer and director of the Companies or termination therefrom or the circumstances related thereto or (b) by reason of any other manner, cause or thing whatsoever to the date of Kandel's execution and delivery of this Agreement.

         5. Consultation. The parties agree that in his sole and absolute discretion, upon request of the Companies, Kandel (directly or through a consulting company) may serve the Companies as a business development consultant on matters relating to the business of the Companies (the "Services"). The Services may include introductions to prospective clients and other business opportunities, and assisting in the development of such business relationships and facilitating business transactions. Kandel shall not be required to travel or expend any monies in connection with such services, if he chooses to provide them. Further, Kandel may render consulting or other services to other parties requiring most or all of his time, attention, skill and energy. Accordingly, Kandel, in his sole and absolute discretion, shall devote only as much time and attention, and by such methods, as he desires. The failure or inability of Kandel to render services by reason of other business commitments, absences, ill health, death, temporary or permanent disability, or for any other cause, shall not constitute a failure by him to perform hereunder and shall not be deemed a breach or default hereunder. Except as otherwise provided in this Agreement, it is expressly understood that at no time shall Kandel, when undertaking consulting functions, be considered an employee, officer, agent or director of the Companies or any of their respective subsidiaries or affiliates. The Companies shall pay to Kandel reasonable and equitable compensation, as mutually agreed upon by the parties, for all consulting services rendered by him hereunder upon request of the Companies. Kandel shall be an independent contractor and shall be solely responsible for any tax obligations he incurs as a result of the payments provided for herein.

         6. Payment of Compensation and Benefits under Employment Agreement. It is understood and agreed that Companies shall be obligated to pay Kandel all accrued base salary, as described in Paragraph 3(a) of the Employment Agreement through the Effective Date. Companies shall also reimburse Kandel for all expenses, as set forth in Paragraph 3(c) of the Employment Agreement, incurred through the Effective Date. The Companies and Kandel acknowledge that in accordance with Paragraph 3 (d) of the Employment Agreement, Kandel has 71,379 immediately exercisable vested Options (as defined in the Employment Agreement). Nothing herein shall be deemed to prohibit Kandel, from immediately or at any time up to November 30, 2002, from exercising the Options. It is understood and agreed that the Options not previously vested and immediately exercisable under the Employment Agreement shall immediately terminate as of the Effective Date. All rights of Kandel in any options pursuant to the Employment Agreement, including, but not limited to, those set forth in section 3 (d) (vi) (Assignment of Option), (vii) (Reservation of Option Shares:
Registration of Options), (viii) (Cashless Exercise), and (ix) (Public Distribution of Option Shares), shall continue to apply to all 71,379 vested options.

         7. Restrictive Covenant. It is understood and agreed that the restrictive covenants described in Paragraph 5 (b) (ii) of the Employment Agreement shall terminate and be of no further force and effect. The above notwithstanding, and provided that Companies are not in material default under this Agreement, Kandel shall not, for a period of one year commencing on the Effective Date, invest, carry on, engage or become involved, either as an employee, agent, advisor, officer, director, stockholder (excluding ownership of not more than 5% of the outstanding shares of a publicly held corporation), manager, partner, joint venture, participant, or consultant, in any business enterprise which directly competes against TechStar Communications, Inc. in providing site acquisition, zoning, architectural and engineering consulting and design services to the wireless telecommunications industry. The remainder of Paragraph 5 shall remain in full force and effect in the manner described therein.

         8. Resignation from Office. As of the Effective Date, Kandel hereby resigns from all positions in the Companies including as a director, officer and employee.

         9. Who is Bound. The Companies and Kandel are bound by this Agreement. Anyone who succeeds to Kandel's rights and responsibilities, such as the executors of Kandel's estate, shall hereby be bound, and anyone who succeeds to the Companies' rights and responsibilities, such as successors and assigns, are also bound.

         10. Remedies. In the event that the Companies breach this Agreement or otherwise default with regard to any of their respective obligations hereunder for more than fifteen (15) days following written notice of an initial breach, or without notice following a subsequent breach, then all rights, including without limitation, all rights to salary and benefits, of Kandel pursuant to this Separation Agreement shall be accelerated and paid to him immediately, subject only to a credit to the Companies for funds previously paid, and subject to Kandel's being obligated to return accelerated funds to the extent such funds ultimately exceed amounts to which Kandel would otherwise have been entitled, and Kandel's obligations pursuant to the restrictive covenant shall terminate.

         11. Construction of Agreement. In the event that one or more of the provisions contained in this Agreement shall for any reason be held unenforceable in any respect under the law of any State of the United States, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein. This Agreement shall be governed under the laws of the State of New York, without reference to choice of laws or rules.

         12. a. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by final and binding arbitration administered by the American Arbitration Association in New York City, in accordance with its applicable rules; and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

               b. Non-Disparagement. Both the Companies and Kandel further agree not to make any defamatory or derogatory statements concerning one another.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have agreed and accepted this Agreement on the day first above written.

                                                        /s/ Solon Kandel
                                                    --------------------------
                                                          SOLON KANDEL

                                                     IDF INTERNATIONAL, INC.

                                                  By: /s/ Robert Rubin
                                                  --------------------------
                                                   ROBERT M. RUBIN, CHAIRMAN

                                                  TECHSTAR COMMUNICATIONS, INC.
                                                     By: /s/ Robert Rubin
                                                  --------------------------


                                                     HAYDEN-WEGMAN, INC.
                                                     By: /s/ Robert Rubin
                                                  --------------------------

         The undersigned, as officer and/or director and/or shareholder, grants a release as fully set forth in Paragraph 4 and in consideration of the release each received in Paragraph 2.


                                                       /s/ Robert Rubin
                                                  --------------------------
                                                       ROBERT M. RUBIN

                                                       /s/ Stanley Kaplan
                                                  --------------------------
                                                         STANLEY KAPLAN

                                                       /s/ Lawrence Kaplan
                                                  --------------------------
                                                         LAWRENCE KAPLAN

                                                      /s/ Simentov Moskona
                                                  --------------------------
                                                        SIMENTOV MOSKONA

                                                        /s/ Lembit Kald
                                                  --------------------------
                                                           LEMBIT KALD

                                                                   EXHIBIT 10.19

                              SEPARATION AGREEMENT

         This Separation Agreement (this "Agreement") is dated as of March 23, 1999, and is entered into between SERGIO LUCIANI, with an address at 7508 Lynn Drive, Chevy Chase, Maryland 20815, ("Luciani") and IDF International, Inc., a New York Corporation, Hayden-Wegman, Inc., a New York Corporation, and TechStar Communications, Inc., a Delaware Corporation, all with offices located at 330 West 42nd Street, New York, New York 10036 (IDF International, Inc. being referred to as the "Company" and together with Hayden-Wegman, Inc. and TechStar Communications Inc., jointly and severally, the "Companies").

         1. Termination of Employment and Employment Agreement. On August 25, 1997, Luciani and IDF International, Inc. entered into an employment agreement (the "Employment Agreement"). Luciani and the Company hereby agree and acknowledge that Luciani's employment with the Company pursuant to the Employment Agreement shall terminate effective as of March 23, 1999 (the "Effective Date"). Except as otherwise expressly set forth herein, the parties hereto agree that the rights and obligations of Luciani and the Company arising under the Employment Agreement shall terminate and be of no further force and effect as of the Effective Date, it being agreed upon that the benefits hereunder are a material inducement to Luciani entering into this Separation Agreement.

         2. Release. In consideration of the benefits set forth in Section 3 below, the release described in Section 4 and other accommodations made to Luciani, Luciani hereby releases, waives, discharges and gives up any and all rights which Luciani may have against the Companies and those officers, directors and/or shareholders who are signatories hereto, arising (a) out of Luciani's employment with the Companies, or any position held by him, including his position as an officer and director of the Companies, or termination therefrom or the circumstances related thereto or (b) by reason of any other manner, cause or thing whatsoever to the date of Luciani's execution and delivery of this Agreement, except to the extent the rights or obligations continue pursuant to this Agreement. Nothing in this Agreement shall preclude Luciani from exercising his rights with respect to Luciani's vested stock options in the Company issued to Luciani during the course of his employment, as more fully described in Section 6 below. Notwithstanding this release, any and all indemnifications to which Luciani is entitled pursuant to the Employment Agreement, or an Indemnity Agreement between the parties hereto dated January 23, 1998, or pursuant to the Certificates of Incorporation, By-Laws, resolutions, or currently existing corporate practices, or any other corporate policy or agreement or undertaking of any of the Companies, shall remain in full force and effect and shall survive the termination of the Employment Agreement and/or this Separation Agreement, and in all events Luciani shall be entitled to all benefits and rights thereunder.

         3. Benefits. As consideration for entering into this Agreement, Luciani shall receive, or have the use of, as the case may be:

         A. Commencing on the Effective Date and continuing until the earlier of
(a) April 30, 1999 or (b) Luciani's securing and commencing full time employment of his choosing, Luciani shall be paid by the Companies in the normal course of business at the rate of $100,000 per annum;

         B. The lease on the Mercedes ML320 automobile is currently in the Company's name for Luciani's use. The Companies shall, within thirty (30) days after the execution and delivery hereof, pay Luciani an amount equal to one year's lease payments, but only when Luciani shall have removed the Company's name from the lease and Luciani shall have assumed all obligations and liabilities thereunder, including all monthly lease payments, payment of insurance and any and all costs and expenses of returning the vehicle at the end of the lease; and

         C. In connection with this Agreement, the Companies shall make their and Luciani's COBRA premium payments for a period equal to the earlier of one year or Luciani's securing and commencing full time employment of his choosing.

         D. In addition to the foregoing benefits, Luciani shall retain his personal laptop computer, an IBM 385CD.

         4. Release by Companies. As additional consideration for entering into this Agreement, the Companies and each of their officers, directors and/or shareholders who are signatories hereto, hereby release, waive, discharge and give up any and all rights which any or all them may have against Luciani arising (a) out of Luciani's employment with the Companies or any position held by him, including his position as an officer and director of the Companies or termination therefrom or the circumstances related thereto or (b) by reason of any other manner, cause or thing whatsoever to the date of Luciani's execution and delivery of this Agreement.

         5. Consultation. The parties agree that in his sole and absolute discretion, upon request of the Companies, Luciani (directly or through a consulting company) may serve the Companies as a business development consultant on matters relating to the business of the Companies (the "Services"). The Services may include introductions to prospective clients and other business opportunities, and assisting in the development of such business relationships and facilitating business transactions. Luciani shall not be required to travel or expend any monies in connection with such services, if he chooses to provide them. Further, Luciani may render consulting or other services to other parties requiring most or all of his time, attention, skill and energy. Accordingly, Luciani, in his sole and absolute discretion, shall devote only as much time and attention, and by such methods, as he desires. The failure or inability of Luciani to render services by reason of other business commitments, absences, ill health, death, temporary or permanent disability, or for any other cause, shall not constitute a failure by him to perform hereunder and shall not be deemed a breach or default hereunder. Except as otherwise provided in this Agreement, it is expressly understood that at no time shall Luciani, when undertaking consulting functions, be considered an employee, officer, agent or director of the Companies or any of their respective subsidiaries or affiliates. The Companies shall pay to Luciani reasonable and equitable compensation, as mutually agreed upon by the parties, for all consulting services rendered by him hereunder upon request of the Companies. Luciani shall be an independent contractor and shall be solely responsible for any tax obligations he incurs as a result of the payments provided for herein. It is further understood by both parties that Luciani shall perform the above mentioned functions from March 23, 1999 through April 30, 1999 in consideration of the payments specified in paragraph 3(A).

         6. Payment of Compensation and Benefits under Employment Agreement. Companies shall reimburse Luciani for all documented expenses, as set forth in Paragraph 3(c) of the Employment Agreement, incurred through the Effective Date. The Companies and Luciani acknowledge that in accordance with Paragraph 3 (d) of the Employment Agreement, Luciani has 71,379 immediately exercisable vested Options (as defined in the Employment Agreement). Nothing herein shall be deemed to prohibit Luciani, immediately or at any time up to November 30, 2002, from exercising the Options. It is understood and agreed that any Options not previously vested and immediately exercisable under the Employment Agreement shall immediately terminate as of the Effective Date. All rights of Luciani in any options pursuant to the Employment Agreement, including, but not limited to, those set forth in section 3 (d) (vi) (Assignment of Option), (vii) (Reservation of Option Shares: Registration of Options), (viii) (Cashless Exercise), and (ix) (Public Distribution of Option Shares), shall continue to apply to all 71,379 vested options.

         7. Restrictive Covenant. It is understood and agreed that the restrictive covenants described in Paragraph 5 (b) (ii) of the Employment Agreement shall terminate and be of no further force and effect. The above notwithstanding, and provided that Companies are not in material default under this Agreement, Luciani shall not, for a period of one year commencing on the Effective Date, invest, carry on, engage or become involved, either as an employee, agent, advisor, officer, director, stockholder (excluding ownership of not more than 5% of the outstanding shares of a publicly held corporation), manager, partner, joint venture, participant, or consultant, in any business enterprise which directly competes against Communications, Inc. in providing site acquisition, zoning, architectural and engineering consulting and design services to the wireless telecommunications industry. The remainder of Paragraph 5 above shall remain in full force and effect in the manner described therein.

         8. Resignation from Office. As of the Effective Date, Luciani hereby resigns from all positions in the Companies including as a director, officer and employee.

         9. Who is Bound. The Companies and Luciani are bound by this Agreement. Anyone who succeeds to Luciani's rights and responsibilities, such as the executors of Luciani's estate, shall hereby be bound, and anyone who succeeds to the Companies' rights and responsibilities, such as successors and assigns, are also bound.

         10. Remedies. In the event that the Companies breach this Agreement or otherwise default with regard to any of their respective obligations hereunder for more than fifteen (15) days following written notice of an initial breach, or without notice following a subsequent breach, then all rights, including without limitation, all rights to salary and benefits, of Luciani pursuant to this Separation Agreement shall be accelerated and paid to him immediately, subject only to a credit to the Companies for funds previously paid, and subject to Luciani's being obligated to return accelerated funds to the extent such funds ultimately exceed amounts to which Luciani would otherwise have been entitled, and Luciani's obligations pursuant to the restrictive covenant described in Paragraph 7 above shall terminate.

         11. Construction of Agreement. In the event that one or more of the provisions contained in this Agreement shall for any reason be held unenforceable in any respect under the law of any

State of the United States, such unenforceability shall not affect any other provision of this Agreement, but this Agreement shall then be construed as if such unenforceable provision or provisions had never been contained herein. This Agreement shall be governed under the laws of the State of New York, without reference to choice of laws or rules.

         12. a. Arbitration. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by final and binding arbitration administered by the American Arbitration Association in New York City, in accordance with its applicable rules; and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof.

               b. Non-Disparagement. Both the Companies and Luciani further agree not to make any defamatory or derogatory statements concerning one another.

         13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original hereof, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have agreed and accepted this Agreement on the day first above written.

                                                       SERGIO LUCIANI

                                                       IDF INTERNATIONAL, INC.

                                                       By:
                                                       ROBERT M. RUBIN, CHAIRMAN

                                                 TECHSTAR COMMUNICATIONS, INC.

                                                 By:

                                                 HAYDEN-WEGMAN, INC.

                                                 By:

         The undersigned, as officer and/or director and/or shareholder, grants a release as fully set forth in Paragraph 4 and in consideration of the release each received in Paragraph 2.

                                                     ROBERT M. RUBIN

                                                     STANLEY KAPLAN

                                                     LAWRENCE KAPLAN

                                                     SIMENTOV MOSKONA

                                                     LEMBIT KALD